SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Rule 14a-12

SunAmerica Focused Alpha Growth Fund, Inc.

SunAmerica Focused Alpha Large-Cap Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311

April 12, 2011

Dear Shareholder:

Enclosed is a joint proxy statement (the “Proxy Statement”) for SunAmerica Focused Alpha Growth Fund, Inc. and SunAmerica Focused Alpha Large-Cap Fund, Inc. (each, a “Fund” and together, the “Funds”). Annual meetings are being held on May 19, 2011 for the shareholders of the respective Funds to consider the election of Class III Directors to serve for three-year terms, which expire at the annual meeting of shareholders to be held in 2014, and until their successors are duly elected and qualify. At the annual meetings, shareholders will also be asked to consider certain shareholder proposals, if properly presented, and to transact any other business that may properly come before each Fund’s annual meeting.

The Board of Directors of each respective Fund recommends that you vote FOR your Fund’s Class III Directors and AGAINST the shareholder proposals. Please sign and date the enclosed proxy card and return it as soon as possible.

This Proxy Statement contains detailed information about the proposals, and we recommend that you read it carefully. We have attached a “Questions and Answers” section that we hope will assist you in evaluating the proposals.

We appreciate your cooperation and continued support.

Sincerely,

/s/ John T. Genoy _________________________________
John T. Genoy President SunAmerica Focused Alpha Growth Fund, Inc. SunAmerica Focused Alpha Large-Cap Fund, Inc.

Proxy cards for each Fund are enclosed along with the Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card(s) in the postage prepaid envelope provided. The Board of Directors of each respective Fund recommends that you vote “FOR” the nominees for Director and “AGAINST” the shareholder proposals.

QUESTIONS AND ANSWERS

Q:	WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A:	The Board of Directors of each Fund (each, a “Board” and together the “Boards”) is asking you to vote on the election of Class III Directors to serve for three-year terms, which expire at the annual meeting of shareholders to be held in 2014, and until their successors are duly elected and qualify. Each Board is also asking you to vote on, if properly presented, certain shareholder proposals as further described in the Proxy Statement.

Q:	WHO IS ASKING FOR MY VOTE?

A:	Each respective Fund’s Board has requested your vote at the annual meeting of shareholders to be held on May 19, 2011 (each, an “Annual Meeting”) at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

Q.	WHY AM I BEING ASKED TO VOTE FOR CLASS III DIRECTORS?

A:	Each respective Fund’s Articles of Incorporation provide that the Board will be divided into three classes, as determined by the Board, each of which will serve for three years, with one class being elected each year. Messrs. Samuel M. Eisenstat, Stephen J. Gutman and Peter A. Harbeck were previously elected in April 2008 as Class III Directors to serve until the 2011 Annual Meeting and until their respective successors are duly elected and qualify. Effective as of the close of business on March 31, 2011, Mr. Eisenstat retired from his service on the Boards, and the Boards appointed Richard W. Grant to serve as a Class III Director effective April 1, 2011 to fill the vacancy created by Mr. Eisenstat’s retirement. Accordingly, the Boards have nominated Messrs. Grant, Gutman and Harbeck to stand for election as Class III Directors to serve until the 2014 Annual Meeting and until their successors are duly elected and qualify.

Also, each Fund is listed on the New York Stock Exchange, Inc. (“NYSE”). The NYSE requires each Fund to hold an annual meeting each year. Each Annual Meeting will serve as that Fund’s annual meeting for 2011.

Q:	WHY AM I BEING ASKED TO VOTE AGAINST THE SHAREHOLDER PROPOSALS?

A:	The Funds’ Boards have carefully considered the shareholder proposals submitted, and have determined that such proposals would not be in the best interests of the Funds and their shareholders. Accordingly, the Boards recommend that you vote “AGAINST” the shareholder proposals.

Q:	HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?

A:	The election of a Class III Director requires the affirmative vote of the holders of a plurality of the shares of that respective Fund cast in person or by proxy and entitled to vote thereon at the Annual Meeting at which a quorum is present.

Each of the shareholder proposals requires the affirmative vote of a “majority of the outstanding voting securities” of the respective Fund. Under the Investment Company Act of 1940, as amended, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares present at the Meeting or represented by proxy if the holders of 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares.

Q:	HOW DO THE BOARDS RECOMMEND THAT I VOTE?

A:	Each respective Fund’s Board recommends that shareholders vote “FOR” the election of the three nominees to the Board of each Fund. Each respective Fund’s Board recommends that shareholders vote “AGAINST” each of the shareholder proposals.

Q:	HOW CAN I VOTE MY SHARES?

A:	Please choose one of the following options to vote your shares:

•	By mail, with the enclosed proxy card;

•	By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card;

•	Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

•	In person at the Annual Meeting.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS. PLEASE READ IT CAREFULLY.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 19, 2011

TO THE SHAREHOLDERS:

The Annual Meeting of shareholders of the Funds will be held at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey, on May 19, 2011, at the times listed below, for the following purposes:

Matters to be voted upon by shareholders of each Fund:

Proposal 1:	The election of Class III Directors to serve for three-year terms, which expire at the annual meeting of shareholders to be held in 2014, and until their successors are duly elected and qualify;

Matter to be voted upon only by shareholders of SunAmerica Focused Alpha Large-Cap Fund, Inc.:

Proposal 2A:	If properly presented, a shareholder proposal as described in the Proxy Statement accompanying this Notice; and

Matter to be voted upon only by shareholders of SunAmerica Focused Alpha Growth Fund, Inc.:

Proposal 2B:	If properly presented, a shareholder proposal as described in the Proxy Statement accompanying this Notice.

Other Matters:

Proposal 3:	To transact such other business as may properly come before the Annual Meeting(s) or any adjournment thereof.

You are entitled to vote at the meeting, and at any postponements or adjournments thereof, of each Fund in which you owned shares at the close of business on March 10, 2011. Please execute and return promptly in the enclosed envelope the accompanying proxy card(s) for the Fund(s) in which you own shares. Returning your proxy promptly is important to ensure a quorum at the meeting and to save the expense of further mailings. You may revoke your proxy at any time before it is exercised by (i) the subsequent execution and submission of a revised proxy, (ii) giving a written notice of revocation to the Fund, or (iii) voting in person at the meeting(s).

Fund	Time of Meeting
SunAmerica Focused Alpha Growth Fund, Inc.	9:30 a.m.
SunAmerica Focused Alpha Large-Cap Fund, Inc.	10:00 a.m.

This notice and related proxy materials are first being mailed to shareholders of the Funds on or about April 14, 2011.

By Order of Each Fund’s Board,

/s/ Gregory N. Bressler _________________________________
Gregory N. Bressler Secretary SunAmerica Focused Alpha Growth Fund, Inc. SunAmerica Focused Alpha Large-Cap Fund, Inc.

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card(s), date and sign it, and return it in the postage paid envelope provided. If you sign, date and return the proxy card(s), but give no voting instructions, your shares will be voted “FOR” the nominees for Director named in the attached proxy statement (i.e., Proposal 1), “AGAINST” the shareholder proposals (i.e., Proposals 2A and 2B), and in the proxy holder’s discretion with respect to any other business that may properly arise at the meeting(s). In order to avoid additional expense to a Fund of further solicitation, we ask your cooperation in returning in your proxy card promptly.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311

PROXY STATEMENT

Annual Meeting of Shareholders

May 19, 2011

This joint proxy statement (“Proxy Statement”) is being furnished to shareholders of SunAmerica Focused Alpha Growth Fund, Inc. (“FGF”) and SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”) (each a “Fund” and together the “Funds”) in connection with the solicitation by their respective Board of Directors (each, a “Board” and together the “Boards”) of proxies to be used at the annual meeting of shareholders to be held on May 19, 2011 at the times listed below, at Harborside Financial Center, Jersey City, New Jersey 07311, or at any postponement or adjournments thereof (each, an “Annual Meeting”). This Proxy Statement will first be mailed to Shareholders on or about April 14, 2011.

Each Fund is a closed-end investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), and is organized as a Maryland corporation. Each Fund’s shares of common stock are referred to as “Shares,” the holders of the Shares as “Shareholders,” and Directors are referred to as “Directors.”

Each Annual Meeting is being held to consider and vote on the following matters, as indicated below and described more fully herein:

Proposal	Shareholders that are being asked to vote	Matter to be voted upon
Proposal 1	FGF and FGI	The election of Class III Directors to serve for three-year terms, which expire at the annual meeting of shareholders to be held in 2014, and until their successors are duly elected and qualify

Proposal 2A	FGI only	If properly presented, a shareholder proposal that all advisory and management agreements between FGI and SunAmerica Asset Management Corp. be terminated as soon as possible

Proposal 2B	FGF only	If properly presented, a shareholder proposal that all advisory and management agreements between FGF and SunAmerica Asset Management Corp. be terminated as soon as possible

Proposal 3	FGF and FGI	To transact such other business as may properly come before the Annual Meeting(s) or any adjournment thereof

The time of each Annual Meeting is as follows:

Fund	Time of Meeting
SunAmerica Focused Alpha Growth Fund, Inc.	9:30 a.m.
SunAmerica Focused Alpha Large-Cap Fund, Inc.	10:00 a.m.

SunAmerica Asset Management Corp. (“SunAmerica”) serves as the investment adviser and administrator to each Fund. The principal business office and address of SunAmerica is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. Marsico Capital Management LLC (“Marsico”) and BAMCO Inc. (“BAMCO”) serve as subadvisers to FGF. Marsico and BlackRock Investment Management, LLC (“BlackRock”) serve as subadvisers to FGI.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2011.

This proxy statement is available at http://www.myproxyonline.com/SunAmerica.

VOTING INFORMATION

Shareholders of record of a respective Fund at the close of business on March 10, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. The number of Shares of each Fund that were issued and outstanding as of the Record Date is set forth in Exhibit A to this Proxy Statement. Each share shall have one vote.

Quorum. A quorum for the transaction of business at the Annual Meeting is constituted with respect to a Fund by the presence in person or by proxy of holders of one-third of the Shares of the Fund entitled to vote at the Annual Meeting. For purposes of determining the presence of a quorum at the Annual Meeting, abstentions and broker non-votes (that is, Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority) will be counted as Shares present for purposes of determining whether a quorum is present.

Required Vote. Proposal 1 (the election of three Class III Directors) requires the vote of a plurality of all of the votes cast at the Annual Meeting at which a quorum is present. Proposals 2A and 2B (Shareholder proposals as described in this Proxy Statement) each require the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares present at the Meeting or represented by proxy if the holders of 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote on Proposal 1; however, they will have the effect of a vote against Proposals 2A and 2B.

In the event that a quorum is not present at the Annual Meeting for a Fund, the chairman of the meeting, or if submitted to a vote of Shareholders, the holders of a majority of the Shares present in person or by proxy, may adjourn the Annual Meeting for the affected Fund without notice other than announcement at the meeting to permit further solicitation of proxies. If a quorum is present at the Annual Meeting for a Fund, but sufficient votes to approve a proposal for a Fund are not received, the chairman of the meeting, or if submitted to a vote of Shareholders, the holders of a majority of votes cast, may adjourn the Annual Meeting for the affected Fund to permit further solicitation of proxies. If a proposal to adjourn is submitted to a vote of Shareholders, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment as to that proposal, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal.

The individuals named as proxy holders on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. With respect to each Fund, if you give no voting instructions, your Shares will be voted “FOR” Proposal 1 and “AGAINST” Proposals 2A and 2B, and in the proxy holder’s discretion with respect to any other business that may properly arise at the Annual Meeting.

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Fund’s Secretary at SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. To be effective, such revocation must be received by the Secretary prior to the Annual Meeting and must indicate your name and account number. In addition, although mere attendance at the Annual Meeting will not revoke a proxy, a Shareholder present at the Annual Meeting may withdraw his or her proxy by voting in person.

Each Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2010 to a Shareholder upon request. To request a copy, please write the Fund c/o SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, or call the Fund at 800-858-8850. The annual report is also available on the Funds’ website, www.sunamericafunds.com. You may also call the above number for information on how to obtain directions to be able to attend the Annual Meeting and vote in person.

PROPOSAL 1

ELECTION OF CLASS III DIRECTORS

Each Fund’s Articles of Incorporation provide that the Board will be divided into three classes, as determined by the Board, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of a respective Fund or SunAmerica, are referred to in this Proxy Statement as “Interested Directors.” Directors who are not interested persons as described above are referred to in this Proxy Statement as “Independent Directors.”

Mr. Samuel M. Eisenstat, Mr. Stephen J. Gutman and Mr. Peter A. Harbeck were elected as Class III Directors for each Fund to serve until the 2011 Annual Meeting and until their respective successors are duly elected and qualify. Effective as of the close of business on March 31, 2011, Mr. Eisenstat retired from his service on the Boards, and the Boards appointed Richard W. Grant to serve as a Class III Director. Accordingly, the Boards have nominated Messrs. Grant, Gutman and Harbeck to stand for election as Class III Directors to serve until the 2014 Annual Meeting and until their successors are duly elected and qualify.

The Board of each Fund, including the Independent Directors, upon the recommendation of each Board’s Nomination and Compensation Committee, which is composed solely of Independent Directors, has nominated Mr. Grant, Mr. Gutman and Mr. Harbeck to serve as Class III Directors for three-year terms to expire at the annual meeting of Shareholders to be held in 2014, and until their successors are duly elected and qualify. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

It is the intention of the persons named as proxy holders on the enclosed proxy card to vote “FOR” the election of Mr. Grant, Mr. Gutman and Mr. Harbeck to serve as Class III Directors. The Board of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board may recommend.

The names of each Fund’s nominees for election as Class III Directors and the other Directors of the Funds, their ages and principal occupations during the past five years, are provided in the tables below. Unless otherwise noted, the address of each Director is c/o SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

CLASS III DIRECTORS

(Current Directors for a Term expiring at the Annual Meeting to be held in 2014)

Independent Directors

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held(3)
Richard W. Grant DOB: October 25, 1945	Chairman of the Boards; Class III Director/Nominee	Current term expires in 2011; Director since April 2011	Retired. Prior to that, attorney and partner at Morgan Lewis & Bockius LLP (1989 to 2011).	30	None

Stephen J. Gutman DOB: May 10, 1943	Class III Director/Nominee	Current term expires in 2011; Director since 2005	Vice President and Associate Broker, Corcoran Group (Real Estate) (2003 to Present); Managing Member of Beau Brummel - SoHo LLC (licensing of menswear specialty retailing) (1995 to 2009); President, SJG Marketing Inc. (2009 to Present).	39	None

Interested Director

Peter A. Harbeck(4) DOB: January 23, 1954	Class III Director/Nominee	Current term expires in 2011; Director since 2005	President, CEO and Director, SunAmerica (1995 to present); Director, SunAmerica Capital Services, Inc. (“SACS”) (1993 to present); Chairman, Advisor Group (2004 to present).	87	None

CLASS I DIRECTORS

(Term expiring at the Annual Meeting to be held in 2012)

Independent Directors

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held(3)
Jeffrey S. Burum DOB: February 27, 1963	Class I Director	Current term expires in 2012; Director since 2005	Founder and Chairman of National Community Renaissance (non-profit affordable housing services) (1993 to Present); Founder, Owner and Partner of Colonies Crossroads, Inc. (real estate) (2000 to Present); Owner and Managing Member of Diversified Pacific Development Group, LLC (real estate) (1998 to Present).	29	Director, Diversified Pacific Opportunity Fund I, LLC (2008 to present); Director, Vandalia Heritage Foundation (1998 to present).

William F. Devin DOB: December 30, 1938	Class I Director	Current term expires in 2012; Director since 2005	Retired.	78	Director, Boston Options Exchange (2001-2010).

CLASS II DIRECTORS

(Term expiring at the Annual Meeting to be held in 2013)

Independent Directors

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held(3)
Dr. Judith L. Craven DOB: October 6, 1945	Class II Director	Current term expires in 2013; Director since 2005	Retired.	78	Director, Belo Corporation (1992 to Present); Director, Sysco Corporation (1996 to Present); Director, Luby’s Inc. (1998 to Present).

William J. Shea DOB: February 9, 1948	Class II Director	Current term expires in 2013; Director since 2005	Executive Chairman, Lucid, Inc. (medical technology and information) (2007 to Present); Managing Director, DLB Capital, LLC (private equity) (2006 to 2007).	39	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2004 to 2006); Director, Boston Private Financial Holdings (2004 to Present); Chairman, Demoulas Supermarkets (1999 to Present).

(1)	Directors serve three year terms until their successors are duly elected and qualify.
(2)	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes the Funds (2 portfolios), SunAmerica Money Market Funds, Inc. (2 portfolios), SunAmerica Equity Funds (3 portfolios), SunAmerica Income Funds (5 portfolios), SunAmerica Series, Inc. (14 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Specialty Series (3 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 portfolio), VALIC Company I (33 portfolios), VALIC Company II (15 portfolios), SunAmerica Series Trust (35 portfolios) and Seasons Series Trust (21 portfolios).
(3)	Directorships of Companies required for reporting to the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.
(4)	Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of SunAmerica and Director of SACS.

Qualifications and Experience of Directors

Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, SunAmerica, the subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Director’s executive, business, consulting, public service and/or academic positions; experience from service as a Director of the Funds and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Richard W. Grant. Mr. Grant has served as a Director or Trustee in the Fund Complex since March 2011, and has served as a Director and Chairman of the Boards of the Funds since April 2011. Mr. Grant has more than 25 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees, including to the Independent Directors of the Funds.

Jeffrey S. Burum. Mr. Burum has served as a Director or Trustee in the Fund Complex since 2004. In addition, he has more than 20 years of business and executive experience primarily in commercial and real estate development. Mr. Burum also has corporate governance experience serving as the Chairman of the Board of Directors of National Community Renaissance, a nonprofit organization focusing on providing affordable housing, and a private investment fund.

Dr. Judith L. Craven. Dr. Craven has served as a Director or Trustee in the Fund Complex since 2004. In addition, she has more than 25 years of executive and business experience in various industries. Dr. Craven also has corporate governance experience serving on the Boards of Directors of several public companies for more than 10 years.

William F. Devin. Mr. Devin has served as a Director or Trustee in the Fund Complex since 2001. In addition, he has more than 30 years of business and executive experience primarily in the financial services industry, including with Fidelity. Mr. Devin also has corporate governance experience from his prior service on the Board of Directors of the Boston Options Exchange.

Stephen J. Gutman. Mr. Gutman has served as a Director or Trustee in the Fund Complex since 1985. In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.

Peter A. Harbeck. Mr. Harbeck has served as a Director or Trustee in the Fund Complex since 1995. In addition, he has served as President, CEO and Director of SunAmerica since 1995, Director of SACS since 1993 and as Chairman of the Advisor Group since 2004.

William J. Shea. Mr. Shea has served as a Director or Trustee in the Fund Complex since 2004. In addition, he has more than 20 years of business and executive experience primarily in the financial services industry. In addition, Mr. Shea has approximately 19 years of audit and accounting-related experience as a certified public accountant at a leading accounting firm. Mr. Shea also has corporate governance and audit committee experience serving on the Board of Directors and Audit Committees of several public companies, including serving as Chairman of the Board of Directors of Royal and SunAlliance U.S.A., Inc. for two years.

Director and Nominee Beneficial Ownership of Shares of the Funds

To the knowledge of each Fund, the officers and the Directors, as a group, owned less than 1% of the outstanding Shares of each Fund as of March 10, 2011.

As of December 31, 2010, the dollar range of equity securities owned beneficially by the nominees for election as Class III Directors and the other Directors of the Funds in (i) the Funds and (ii) any registered investment companies overseen by the Director within the same family of investment companies as the Funds was as follows:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Directors or Nominees in Family of Investment Companies[1]
INDEPENDENT DIRECTORS
Jeffrey S. Burum	FGF – None FGI – None	Over $100,000

Dr. Judith L. Craven	FGF – None FGI – None	None

William F. Devin	FGF – None FGI – None	Over $100,000

Samuel M. Eisenstat*	FGF – $10,001 - $50,000 FGI – None	$10,001 - $50,000

Stephen J. Gutman	FGF – None FGI – None	$1 - $10,000

Richard W. Grant**	FGF – None FGI – None	None

William J. Shea	FGF – None FGI – None	None

*	Mr. Eisenstat retired from the Boards effective as of the close of business on March 31, 2011.
**	Mr. Grant’s service on the Boards commenced on April 1, 2011; he did not own equity securities in the Funds, or in any registered investment companies within the same family of investment companies as the Funds, as of December 31, 2010 or at the time of his appointment to the Boards on April 1, 2011.

INTERESTED DIRECTOR
Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Directors in Family of Investment Companies[1]
Peter A. Harbeck	FGF – None FGI – None	Over $100,000

[1]

The term “Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies includes the Funds (2 portfolios), SunAmerica Money Market Funds, Inc. (2 portfolios), SunAmerica Equity Funds (3 portfolios), SunAmerica Income Funds (5 portfolios), SunAmerica Series, Inc. (14 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Specialty Series (3 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 portfolio), SunAmerica Series Trust (35 portfolios) and Seasons Series Trust (21 portfolios).

As of December 31, 2010, none of the Independent Directors or their immediate family members owned any shares of SunAmerica or any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with SunAmerica.

Additional information about the nominees for election as Class III Directors and the other Directors of the Funds is provided under “Additional Information about the Boards” on page 15 of this Proxy Statement.

The Board of each Fund unanimously recommends that Shareholders vote “FOR” the election of each Fund’s three nominees to that Fund’s Board.

PROPOSAL 2A (FGI Only)

FGI has received the following proposal and supporting statement from one of its Shareholders, Walter S. Baer. Mr. Baer has advised FGI that at the time that his proposal was submitted, he owned Shares of FGI continuously for at least one year with a market value of at least $2000. Mr. Baer’s address is 344 S. Canyon View Drive, Los Angeles, California 90049.

For the reasons set forth in detail in the Opposing Statement, which follows Mr. Baer’s supporting statement, the Board of FGI unanimously opposes Mr. Baer’s proposal and urges Shareholders of FGI to vote “AGAINST” it for the reasons noted below.

The Board and FGI accept no responsibility for the accuracy of Mr. Baer’s proposal or the supporting statement. The text of the proposal and supporting statement are as follows:

Shareholder proposal

Resolved: All advisory and management agreements between SunAmerica Focused Alpha Large-Cap Fund, Inc. (the “Fund”) and SunAmerica Asset Management Corp. shall be terminated as soon as possible.

Supporting statement of the Shareholder

Although the shareholders have clearly shown their desire to sell shares at or near net asset value (“NAV”), Fund shares continue to trade at a large discount. In June 2009, shareholders passed by nearly a three-to-one margin a non-binding proposal for a self-tender offer for all outstanding shares at NAV, with the proviso that “If more than 50% of the Fund’s outstanding shares are tendered, the tender offer should be cancelled and the Fund should be liquidated.” Five months later, the Fund belatedly held a much smaller tender at less favorable terms, which still attracted 75% of the Fund’s outstanding shares. The Fund took no further action even though more than 50% of shares were tendered, and the discount then returned to double-digit levels after the tender offer expired.

The Fund’s management has not responded adequately to shareholders’ concerns, in my opinion, and appears unlikely to do so in the future. Consequently, I believe the Fund needs a new adviser who will put the interests of the shareholders first. Terminating the existing advisory and management agreements with SunAmerica will, in my view, make the Fund’s management more responsive to shareholders’ objectives and lead to the reduction or elimination of the Fund’s persistent trading discount.

Opposing Statement of the Board

The Board of FGI unanimously opposes the Shareholder proposal. For the reasons discussed below, the Board of FGI therefore recommends that Shareholders of FGI vote AGAINST Mr. Baer’s proposal.

Reasons for the Board’s recommendation. The Board of FGI has reviewed and considered Mr. Baer’s proposal but believes that it is not in the best interests of FGI and its Shareholders.

1. Contrary to Mr. Baer’s assertion, the Board has taken, and continues to take, a variety of actions to address the Fund’s discount. FGI’s Board regularly evaluates the difference between the Fund’s market price per share and its net asset value (“NAV”) per share (i.e., the discount or premium, as applicable) and considers whether measures to reduce the Fund’s discount, such as share repurchases in the open market or in private transactions, one-time or periodic tender offers, conversion to an open-end or interval fund or other measures would be in the best interests of the Fund and its Shareholders. As part of this process, the Board reviews materials prepared by closed-end fund experts and discusses possible discount reduction techniques and their short- and long-term impact on closed-end funds. While some of these techniques may temporarily reduce the fund’s trading discount, any resulting reduction in the trading discount may be short-lived, and a fund’s discount may return. When considering any potential action to address the discount, the Board takes into account the interests of the Fund’s long-term shareholders, recognizing that some discount reduction measures may benefit short-term shareholders more than – and sometimes to the detriment of – long-term shareholders.

Mr. Baer’s proposal argues that the Fund’s management has not responded to shareholder concerns regarding the Fund’s discount. This is far from true. In fact, over the years, the Board has taken a variety of actions to reduce FGI’s trading discount when such actions have been in the best interests of the Fund and its Shareholders, including the following:

•

Dividend distribution policy. The Board has implemented a dividend distribution policy for FGI under which FGI makes a level dividend distribution each quarter to Shareholders at a rate that is based on a fixed amount per share as determined by the Board. The dividend distribution policy provides a regular source of cash flow to Shareholders. Distribution policies of this type can contribute to the reduction of a fund’s trading discount.

•

Establishment of a Special Committee of Independent Directors to consider the Discount. On March 16, 2010, as part of its continuing efforts to increase Shareholder value, the Board established a Special Committee (“Committee”) to examine and explore ways to address FGI’s trading discount. Over the next several months, the Committee considered various options to address trading discounts, and consulted with closed-end fund experts, before recommending one or more tender offers to acquire a percentage of the Fund’s outstanding shares. In weighing the Committee’s recommendations, the Board considered a variety of factors, including whether the tender offers would be consistent with the investment and other policies of the Fund; the potential impact of the tender offers on the asset size of the Fund and the Fund’s expense ratio; the opportunity for liquidity offered by the tender offers to participating shareholders; other steps the Board has taken or might take to address the Fund’s discount and to create a measure of additional liquidity for Fund shares; and the possibility that the tender offers would have the effect of reducing the Fund’s trading discount, both on a near-term basis and over the long term. After careful consideration, the Board determined that the tender offers would be in the best interests of the Fund and its shareholders.

•

In-Kind Tender Offer Conducted by the Fund in 2010. The Fund conducted an in-kind tender offer to acquire up to 25% of the Fund’s outstanding shares at a price equal to 98.5% of the Fund’s NAV per share in exchange for a pro rata distribution of the Fund’s portfolio securities (subject to certain exceptions, including paying cash in lieu of fractional shares and paying cash in lieu of delivering any “odd lot” of portfolio securities (i.e., fewer than 100 shares) to a participating shareholder). The in-kind tender offer expired on November 18, 2010 and the Fund accepted 2,413,809 properly tendered shares, representing 25% of the Fund’s outstanding shares of common stock

•

Conditional Cash Tender Offers for 2011 and 2012. In addition, Mr. Baer’s assertion that the Fund has taken “no further action” is not accurate. The Fund has committed to conduct additional cash tender offers for a portion of its shares in 2011 and 2012 if the discount persists at certain levels. Pursuant to these conditional cash tender offers, if in 2011, the Fund’s shares trade at a volume-weighted average discount to NAV of more than 10% over a 12-week measurement period to be established by the Fund, the Fund will conduct a cash tender offer to purchase up to 10% of the outstanding shares at a price equal to 98% of the Fund’s NAV. In 2012, if the Fund’s shares trade at such a discount, the Fund will conduct a cash tender offer to purchase up to 5% of the Fund’s outstanding shares at a price equal to 98% of the Fund’s NAV. It is currently anticipated that the measurement periods would commence in the third quarter of 2011 and 2012, respectively. The Board continues to believe that these actions will provide shareholders with an alternative source of liquidity for their investment, and that they will enhance shareholder value.

2. FGI’s performance has been strong. The Board believes that FGI’s investment approach and strong performance have benefited Shareholders, as shown in the table below:

FGI as of February 28, 2011

Average Annual Total Return(1)	1-Year	3-Year	5-Year	Since Inception (12-27-05)
Fund Return Based on Market Price(2)	29.95%	5.58%	6.60%	3.54%
Fund Return Based on Net Asset Value(3)	30.31%	3.75%	5.37%	5.58%
Russell 1000® Index(4)	23.54%	2.66%	3.17%	3.54%

(1)	Total return calculations represent the average annual changes in the value of an investment over the periods indicated.
(2)	The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(3)	The Fund’s NAV returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates.
(4)

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 92% of the Russell 3000 Index. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Performance data represents past performance, which does not guarantee future results. Investment return and net asset and market values will fluctuate, and you may have a gain or loss when you sell your Shares. Future performance may differ from figures shown.

3. Under Mr. Baer’s proposal, the Fund would be left without a manager or subadvisers. Mr. Baer does not propose any other manager for the Fund—just that the current manager be terminated. If the agreement with SunAmerica were terminated, then the subadvisory agreements would automatically terminate. There is a possibility that your Fund could then be orphaned without any manager at all, making it difficult or impossible for the Fund to carry out any portfolio management, research or trading—the Fund’s investment program would be completely paralyzed. There is no guarantee that the Fund’s Board would be able to find and retain a qualified investment manager or subadvisers that would agree to assume the management of the Fund for a reasonable cost. Mr. Baer’s proposal also ignores the expenses that the Fund and its shareholders could incur in replacing SunAmerica and the subadvisers.

4. The Shareholder Proposal is not consistent with the Fund’s long-term interests and those of its long-term Shareholders. When considering actions to address the discount in FGI’s market price, the Board has been and continues to be mindful of the fundamental characteristics of the Fund as a closed-end fund. Given the Fund’s long-term investment focus, the Board believes strongly in providing Shareholders with a solid investment program that produces a strong investment record. Accordingly, FGI is managed by accomplished subadvisers who bring a long-term investment focus to their management of the Fund’s portfolio. The Board believes that allowing the subadvisers to invest the Fund’s assets for the long-term is the best way to achieve the Fund’s investment objective, thereby enhancing Shareholder value.

Moreover, Mr. Baer’s statement that last year’s non-binding proposal for a self-tender offer “passed by nearly a three-to-one margin” does not provide a complete picture as to the overall level of support this proposal received. In particular, while the non-binding proposal did receive a majority of the votes cast at the meeting, with 74% of the votes cast for the proposal and 26% cast against, the votes cast in favor of the proposal only represented 33% of the Fund’s outstanding shares. In addition, 17% of the Fund’s outstanding shares abstained from voting and another 32% of the Fund’s outstanding shares were “broker non-votes,” which are shares held in street name for which the broker had not received voting instructions from the beneficial owner and did not have discretionary voting authority. Abstentions and broker non-votes were counted as shares present for purposes of determining whether a quorum was present at the meeting, but were not counted as votes cast and had no effect on the result of the vote on the shareholder proposal. Further, Mr. Baer incorrectly notes that the shareholder meeting at which this proposal was considered occurred in June 2009. In fact, this shareholder meeting was held on May 18, 2010.

In addition, the Board has the ability to terminate an investment advisory agreement without a shareholder vote. The Board believes that Fund shareholders benefit from the services, experience and resources of SunAmerica and the subadvisers. The Board therefore believes that the proposal is not in the best interests of the Fund and recommends that shareholders vote AGAINST Mr. Baer’s proposal.

The Board of FGI, including the Independent Directors, unanimously recommends that shareholders of the Fund vote “AGAINST” Mr. Baer’s proposal.

PROPOSAL 2B (FGF Only)

FGF has received the following proposal and supporting statement from one of its Shareholders, Walter S. Baer. Mr. Baer has advised FGF that at the time that his proposal was submitted, he owned Shares of FGF continuously for at least one year with a market value of at least $2000. Mr. Baer’s address is 344 S. Canyon View Drive, Los Angeles, California 90049.

For the reasons set forth in detail in the Opposing Statement, which follows Mr. Baer’s supporting statement, the Board of FGF unanimously recommends that Shareholders of FGF vote “AGAINST” this proposal.

The Board and FGF accept no responsibility for the accuracy of the Shareholder’s proposal or the supporting statement. The text of the proposal and supporting statement are as follows:

Shareholder proposal

Resolved: All advisory and management agreements between SunAmerica Focused Alpha Growth Fund, Inc. (the “Fund”) and SunAmerica Asset Management Corp. shall be terminated as soon as possible.

Supporting statement of the Shareholder

Although the shareholders have clearly shown their desire to sell shares at or near net asset value (“NAV”), Fund shares continue to trade at a large discount. In June 2009, shareholders passed a non-binding proposal for a self-tender offer for 50% of outstanding shares at 98% of NAV. Five months later, the Fund belatedly held a considerably smaller (30%) tender, which still attracted more than two-thirds of the Fund’s outstanding shares. The discount then returned to double-digit levels after the tender offer expired.

The Fund’s management has not responded adequately to shareholders’ concerns, in my opinion, and appears unlikely to do so in the future. Consequently, I believe the Fund needs a new adviser who will put the interests of the shareholders first. Terminating the existing advisory and management agreements with SunAmerica will, in my view, make the Fund’s management more responsive to shareholders’ objectives and lead to the reduction or elimination of the Fund’s persistent trading discount.

Opposing Statement of the Board

The Board of FGF unanimously recommends that Shareholders of FGF vote AGAINST Mr. Baer’s proposal.

Reasons for the Board’s recommendation. The Board of FGF has reviewed and considered Mr. Baer’s proposal but believes that it is not in the best interests of FGF and its Shareholders.

1. Contrary to Mr. Baer’s assertion the Board has taken, and continues to take, a variety of actions to address the Fund’s discount. FGF’s Board regularly evaluates the difference between the Fund’s market price per share and its net asset value (“NAV”) per share (i.e., the discount or premium, as applicable) and considers whether measures to reduce the Fund’s discount, such as share repurchases in the open market or in private transactions, one-time or periodic tender offers, conversion to an open-end or interval fund or other measures would be in the best interests of the Fund and its Shareholders. As part of this process, the Board reviews materials prepared by closed-end fund experts and discusses possible discount reduction techniques and their short- and long-term impact on closed-end funds. While some of these techniques may temporarily reduce the fund’s trading discount, any resulting reduction in the trading discount may be short-lived, and a fund’s discount may return. When considering any potential action to address the discount, the Board takes into account the interests of the Fund’s long-term shareholders, recognizing that some discount reduction measures may benefit short-term shareholders more than – and sometimes to the detriment of – long-term shareholders.

Mr. Baer’s proposal argues that the Fund’s management has not responded to shareholder concerns regarding the Fund’s discount. This is far from true. In fact, over the years, the Board has taken a variety of actions to reduce FGF’s trading discount when such actions have been in the best interests of the Fund and its Shareholders, including the following:

•

Dividend distribution policy. The Board has implemented a dividend distribution policy for FGF under which FGF makes a level dividend distribution each quarter to Shareholders at a rate that is based on a fixed amount per share as determined by the Board. The dividend distribution policy provides a regular source of cash flow to Shareholders. Distribution policies of this type can contribute to the reduction of a fund’s trading discount.

•

Establishment of a Special Committee of Independent Directors to consider the Discount. On March 16, 2010, as part of its continuing efforts to increase Shareholder value, the Board established a Special Committee (“Committee”) to examine and explore ways to address FGF’s trading discount. Over the next several months, the Committee considered various options to address trading discounts, and consulted with closed-end fund experts, before recommending one or more tender offers to acquire a percentage of the Fund’s outstanding shares. In weighing the Committee’s recommendations, the Board considered a variety of factors, including whether the tender offers would be consistent with the investment and other policies of the Fund; the potential impact of the tender offers on the asset size of the Fund and the Fund’s expense ratio; the opportunity for liquidity offered by the tender offers to participating shareholders; other steps the Board has taken or might take to address the Fund’s discount and to create a measure of additional liquidity for Fund shares; and the possibility that the tender offers would have the effect of reducing the Fund’s trading discount, both on a near-term basis and over the long term. After careful consideration, the Board determined that the tender offers would be in the best interests of the Fund and its shareholders.

•	In-Kind Tender Offer Conducted by the Fund in 2010. The Fund conducted an in-kind tender offer to acquire up to 30% of the Fund’s outstanding shares at a price equal to 98.5% of the Fund’s NAV per share in exchange for a pro rata distribution of the Fund’s portfolio securities (subject to certain exceptions, including paying cash in lieu of fractional shares and paying cash in lieu of delivering any “odd lot” of portfolio securities (i.e., fewer than 100 shares) to a participating shareholder). The in-kind tender offer expired on November 18, 2010 and the Fund accepted 6,106,571 properly tendered shares, representing 30% of the Fund’s outstanding shares of common stock.

•

Conditional Cash Tender Offers for 2011 and 2012. In addition, Mr. Baer’s assertion that the Fund has taken “no further action” is not accurate. The Fund has committed to conduct additional cash tender offers for a portion of its shares in 2011 and 2012 if the discount persists at certain levels. Pursuant to these conditional cash tender offers, if in 2011, the Fund’s shares trade at a volume-weighted average discount to NAV of more than 10% over a 12-week measurement period to be established by the Fund, the Fund will conduct a cash tender offer to purchase up to 10% of the outstanding shares at a price equal to 98% of the Fund’s NAV. In 2012, if the Fund’s shares trade at such a discount, the Fund will conduct a cash tender offer to purchase up to 5% of the Fund’s outstanding shares at a price equal to 98% of the Fund’s NAV. It is currently anticipated that the measurement periods would commence in the third quarter of 2011 and 2012, respectively. The Board continues to believe that these actions will provide shareholders with an alternative source of liquidity for their investment, and that they will enhance shareholder value.

2. FGF’s performance has been strong. The Board believes that FGF’s investment approach and strong performance have benefited Shareholders, as illustrated in the table below:

FGF as of February 28, 2011

Average Annual Total Return(1)	1-Year	3-Year	5-Year	Since Inception (7-28-05)
Fund Return Based on Market Price(2)	41.07%	10.16%	9.19%	6.26%
Fund Return Based on Net Asset Value(3)	41.17%	8.99%	7.29%	8.16%
Russell 3000® Growth Index(4)	25.80%	5.22%	4.60%	4.78%

(1)	Total return calculations represent the average annual changes in the value of an investment over the periods indicated.
(2)	The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(3)	The Fund’s NAV returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates.
(4)	The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The Russell 3000 Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Performance data represents past performance, which does not guarantee future results. Investment return and net asset and market values will fluctuate, and you may have a gain or loss when you sell your Shares. Future performance may differ from figures shown.

3. Under Mr. Baer’s proposal, the Fund would be left without a manager or subadvisers. Mr. Baer does not propose any other manager for the Fund—just that the current manager be terminated. If the agreement with SunAmerica were terminated, then the subadvisory agreements would automatically terminate. There is a possibility that your Fund could then be orphaned without any manager at all, making it difficult or impossible for the Fund to carry out any portfolio management, research or trading—the Fund’s investment program would be completely paralyzed. There is no guarantee that the Fund’s Board would be able to find and retain a qualified investment manager or subadvisers that would agree to assume the management of the Fund for a reasonable cost. Mr. Baer’s proposal also ignores the expenses that the Fund and its shareholders could incur in replacing SunAmerica and the subadvisers.

4. The Shareholder Proposal is not consistent with the Fund’s long-term interests and those of its long-term Shareholders. When considering actions to address the discount in FGF’s market price, the Board has been and continues to be mindful of the fundamental characteristics of the Fund as a closed-end fund. Given the Fund’s long-term investment focus, the Board believes strongly in providing Shareholders with a solid investment program that produces a strong investment record. Accordingly, FGF is managed by accomplished subadvisers who bring a long-term investment focus to their management of the Fund’s portfolio. The Board believes that allowing the subadvisers to invest the Fund’s assets for the long-term is the best way to achieve the Fund’s investment objective, thereby enhancing Shareholder value.

Moreover, Mr. Baer’s statement regarding the vote on last year’s non-binding proposal for a self-tender offer does not provide a complete picture as to the overall level of support this proposal received. In particular, while the non-binding proposal did receive a slight majority of the votes cast at the meeting, with 54% of the votes cast for the proposal and 46% cast against, the votes cast in favor of the proposal only represented 23% of the Fund’s outstanding shares. In addition, 17% of the Fund’s outstanding shares abstained from voting and another 35% of the Fund’s outstanding shares were “broker non-votes,” which are shares held in street name for which the broker had not received voting instructions from the beneficial owner and did not have discretionary voting authority. Abstentions and broker non-votes were counted as shares present for purposes of determining whether a quorum was present at the meeting, but were not counted as votes cast and had no effect on the result of the vote on the shareholder proposal. Further, Mr. Baer incorrectly notes that the shareholder meeting at which this proposal was considered occurred in June 2009. In fact, this shareholder meeting was held on May 18, 2010.

In addition, the Board has the ability to terminate an investment advisory agreement without a shareholder vote. The Board believes that Fund shareholders benefit from the services, experience and resources of SunAmerica and the subadvisers. The Board therefore believes that the proposal is not in the best interests of the Fund and recommends that shareholders vote AGAINST Mr. Baer’s proposal.

The Board of FGF, including the Independent Directors, unanimously recommends that shareholders vote “AGAINST” Mr. Baer’s proposal.

ADDITIONAL INFORMATION ABOUT THE BOARDS

Board Leadership Structure

Overall responsibility for oversight of the Funds rests with the Boards. The Funds have engaged SunAmerica and the subadvisers to manage the Funds on a day-to day basis. The Boards are responsible for overseeing SunAmerica and the subadvisers and any other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Funds’ Articles of Incorporation and By-laws, and each Fund’s investment objectives and strategies. Each Board is presently composed of seven members, six of whom are Independent Directors. Each Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Directors also meet at least quarterly in executive session, at which no Interested Directors of the Funds are present. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Currently, Mr. Grant, an Independent Director, serves as Chairman of each Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Directors generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Boards have each established four committees, i.e., Audit Committee, Nomination and Compensation Committee, Ethics Committee, and Governance Committee (each, a “Committee”) to assist them in the oversight and direction of the business and affairs of the Funds, and from to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and each Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. Each Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Board Oversight of Risk Management

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, which carries out the Funds’ investment management and business affairs, and also by the Funds’ subadvisers and other service providers in connection with the services they provide to the Funds. Each of SunAmerica, the subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Funds, the Boards, directly and/or through a Committee, interact with and review reports from, among others, SunAmerica, the subadvisers and the Funds’ other service providers (including the Funds’ custodian and transfer agent), the Funds’ Chief Compliance Officer, the independent registered public accounting firm for the Funds, legal counsel to the Funds, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Funds. The Boards recognize that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Boards may, at any time and in its discretion, change the manner in which they conduct risk oversight.

Committees of the Board

Audit Committee

Each Fund’s Board has established an Audit Committee, which is charged with selecting, overseeing and setting the compensation of the Fund’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent registered public accounting firm for each Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The members of each Fund’s Audit Committee are Messrs. Burum, Devin, Grant, Gutman and Shea and Dr. Craven, each of whom is an Independent Director. Mr. Shea serves as Chairman of the Audit Committee and is the Audit Committee Financial Expert, as such term is defined in Item 407(d)(5)(ii) of Regulation S-K.

The Audit Committee presents the following report:

In fulfilling its duties, each Fund’s Audit Committee has: (a) reviewed and discussed the Fund’s audited financial statements with management; (b) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (c) received certain written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and discussed the independent registered public accounting firm’s independence with them; and (d) based upon its review of the above, recommended to the applicable Board that the Fund’s audited financial statements be included in the Fund’s annual report to Shareholders for the fiscal year.

The Board of each Fund has adopted an Audit Committee Charter. A copy of the Audit Committee Charter is available on the Funds’ website, www.sunamericafunds.com.

Nomination and Compensation Committee

Each Fund’s Board has established a Nomination and Compensation Committee (the “Nominating Committee”), which is responsible for, among other things, interviewing, evaluating and recommending candidates for board membership and reviewing the compensation of the Board and its committee members. The members of the Nominating Committee are Messrs. Devin, Gutman and Shea.

Each Nominating Committee will consider nominees recommended by Shareholders if required by law to do so. Any such recommendation must contain sufficient background information concerning the candidate to enable the Nominating Committee to make a proper judgment as to the candidate’s qualifications. The Nominating and Compensation Committee, however, will not be required to solicit recommendations from a Fund’s shareholders. In order to recommend a nominee, a Shareholder should send a letter to the chairperson of each Fund’s Nominating Committee, Mr. Stephen J. Gutman, c/o the Secretary of the Fund at SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 and indicate on the envelope “Nominating Committee.” The Shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by Shareholders. In addition, such letter shall set forth (i) the age, business address and residence address of such nominee (ii) the class, series and number of any Shares of stock of the Fund that are beneficially owned by such nominee, (iii) the date such Shares were acquired and the investment intent of such acquisition, (iv) whether such Shareholder believes any such nominee is, or is not, an “interested person” of the Fund, as defined in the 1940 Act, and the rules promulgated thereunder and information regarding such nominee that is sufficient, in the discretion of the Board or the Nominating Committee or any authorized officer of each of the Funds, to make such determination and (v) all other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of Directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the rules adopted thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected).

Each Fund’s Nominating Committee has not established specific, minimum qualifications that must be met by an individual for the Nominating Committee to recommend that individual for nomination as a director. In seeking candidates to consider for nomination to fill a vacancy on the Boards, or when each Fund’s Nominating Committee deems it desirable to select a new or additional director, each Nominating and Compensation Committee expects to seek referrals from a variety of sources, including current directors, management of the Funds and counsel to the Funds. Each Nominating Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.

In evaluating candidates for a position on the Board, each Fund’s Nominating Committee considers a variety of factors, including, as appropriate:

(i)	the candidate’s knowledge in matters relating to the mutual fund industry;

(ii)	any experience possessed by the candidate as a director or senior officer of public companies;

(iii)	the candidate’s educational background;

(iv)	the candidate’s reputation for high ethical standards and personal and professional integrity;

(v)	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

(vi)	the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

(vii)	the candidate’s ability to qualify as an Independent Director for purposes of the 1940 Act, the candidate’s independence from Fund service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest;

(viii)	the candidate’s age relative to any Fund age limitation on nominations; and

(ix)	such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

In addition, each Nominating Committee will, in evaluating candidates for a position on the Board, consider and act in accordance with the Board’s policy that prohibits Board members from simultaneously serving on the board of directors or trustees of another investment company while serving on the Board of a Fund (other than on the boards of directors or trustees of funds within the Fund Complex).

Overall, each Fund’s Nominating Committee will seek to identify the most qualified candidates, and in doing so may consider the above factors, or such others factors as it may identify from time to time, as it deems appropriate in its sole discretion. For example, each Fund’s Board, in its sole discretion, may consider how the candidate would complement the existing diversity of the Board, and would contribute to the Board as a whole, both in terms of viewpoint, professional experience, education, skills and other individual qualities and attributes, as well as in terms of race, gender, national origin, culture and geography. Prior to making a final recommendation to the Board, the Nominating Committee may conduct personal interviews with the candidates it concludes are the most qualified. Any candidates recommended by Shareholders will be evaluated in the same manner.

The Board of each Fund has adopted a Nominating Committee Charter. A copy of the Nominating Committee Charter is not available on the Funds’ website, but was included in the Funds’ proxy statement for their 2010 Annual Shareholder Meetings.

Ethics Committee

Each Fund’s Board has established an Ethics Committee, which is responsible for, among other things, applying the Code of Ethics applicable to the Fund’s Principal Executive Officer and Principal Accounting Officer (the “Code”) to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee will inform the Board of violations or waivers to the Code, as appropriate. The members of the Ethics Committee are Dr. Craven and Messrs. Burum, Gutman and Shea.

Governance Committee

Each Fund’s Board has established a Governance Committee, which is responsible for, among other things, reviewing and making recommendations with respect to the size and composition of the Board and its committees and monitoring and evaluating the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Burum, Devin and Gutman and Shea.

Board and Committee Meetings

Each Fund’s Board and each committee met several times during its last fiscal year as set forth on Exhibit B. Each Director attended at least 75% of the Board and committee meetings on which that Director serves held during each Fund’s last fiscal year. The Funds do not have a policy regarding Board members’ attendance at annual shareholder meetings or special meetings and two Directors attended the 2010 Annual Shareholder Meetings.

Compensation of Directors and Officers

The following table sets forth certain information regarding the compensation of each Fund’s Independent Directors for the fiscal year ending December 31, 2010. Each Fund pays the fees and expenses of the Independent Directors. The Interested Directors receive no compensation from the Funds. Independent Directors receive an annual amount of $5,250 ($7,875 for the Chairman of the Fund) for serving as an Independent Director for each Fund. The Independent Directors also receive fees for attending meetings of the Audit Committee and special meetings of each Board. Officers of a Fund receive no direct remuneration in such capacity from the Fund.

Name of Person, Position	Aggregate Compensation from each Fund	Aggregate Compensation From the Fund Complex Paid to Directors
Jeffrey S. Burum(1)	$10,331 – FGF $8,190 – FGI	$108,167

Samuel M. Eisenstat(2)	$14,683 – FGF $11,571 – FGI	$195,800

Stephen J. Gutman	$10,205 – FGF $8,131 – FGI	$142,000

William F. Devin(1)	$15,318 – FGF $13,183 – FGI	$302,067

Dr. Judith L. Craven(1)	$10,201 – FGF $8,129 – FGI	$249,567

William J. Shea	$8,467 – FGF $7,369 – FGI	$143,700

Richard W. Grant(3)	None – FGF None – FGI	None

(1)	Mr. Devin and Dr. Craven are also Trustees of VALIC Company I and VALIC Company II. Mr. Burum, Mr. Devin and Dr. Craven are not Trustees of Anchor Series Trust. Mr. Burum is not a Director of SunAmerica Senior Floating Rate Fund, Inc.
(2)	Mr. Eisenstat retired from the Boards effective as of the close of business on March 31, 2011.
(3)	Mr. Grant’s service on the Boards commenced on April 1, 2011; therefore, he was not compensated as a Director for the fiscal year ending December 31, 2010.

OFFICERS OF THE FUNDS

Officers of each Fund are appointed by its respective Board and serve at the pleasure of the Board. None of the Funds’ Officers currently receive any compensation from the Funds. The names of the Officers of each Fund who are not Directors, their ages and principal occupations during the past five years are provided in the table below. Unless otherwise noted, the address of each Officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

Name, Age & Address	Positions (s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
EXECUTIVE OFFICERS
John T. Genoy DOB: November 8, 1968	President	2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President, SunAmerica (2003 to Present); Chief Operating Officer, SunAmerica (2006 to Present).

Gregory N. Bressler DOB: November 17, 1966	Secretary and Chief Legal Officer	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present).

Donna M. Handel DOB: June 25, 1966	Treasurer	2005 to Present	Senior Vice President, SunAmerica (2004 to Present).

James Nichols DOB: April 7, 1966	Vice President	2005 to Present	Director, President and CEO, SACS (2006 to present); Senior Vice President, SACS (2002 to 2006); Senior Vice President, SunAmerica (2002 to Present).

Cynthia A. Gibbons Skrehot DOB: December 6, 1967	Vice President and Chief Compliance Officer	2005 to Present	Vice President, SunAmerica (2002 to present); Chief Compliance Officer, SunAmerica (2002 to 2006).

Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2005 to Present	Vice President, SunAmerica (2001-Present).

Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	2005 to Present	Vice President and Deputy General Counsel, SunAmerica (2005 to present).

BENEFICIAL OWNERSHIP OF FUND SHARES

As of March 31, 2011, based upon the Funds’ review of public filings, to the knowledge of each Fund, the following persons beneficially owned more than 5% of either Fund’s Shares:

Fund	Title of Class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of Class*
SunAmerica Focused Alpha Growth Fund, Inc.	Common Stock	Bulldog Investors, Phillip Goldstein, Andrew Dakos and Brooklyn Capital Management LLC 60 Heritage Drive, Pleasantville, NY 10570 and Park 80 West, Saddle Brook, NJ 07663**	2,333,202	16.37%

	Common Stock	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail, Pittsford, New York 14534***	1,734,030	12.17%

SunAmerica Focused Alpha Large-Cap Fund, Inc.	Common Stock	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail, Pittsford, New York 14534****	1,279,771	17.67%

	Common Stock	Bulldog Investors, Phillip Goldstein, Andrew Dakos and Brooklyn Capital Management LLC 60 Heritage Drive, Pleasantville, NY 10570 and Park 80 West, Saddle Brook, NJ 07663*****	1,245,879	17.20%

	Common Stock	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112******	838,959	11.59%

*	Percentage of class is based on the number of Shares outstanding as of March 31, 2011.
**	Based on a Schedule 13D/A filed with the SEC on March 21, 2011 by Bulldog Investors, Phillip Goldstein, Andrew Dakos and Brooklyn Capital Management LLC.
***	Based on a Schedule 13G/A filed with the SEC on February 10, 2011 by Karpus Management, Inc.
****	Based on a Schedule 13G/A filed with the SEC on February 10, 2011 by Karpus Management, Inc.
*****	Based on a Schedule 13D/A filed with the SEC on February 28, 2011 by Bulldog Investors, Phillip Goldstein, Andrew Dakos and Brooklyn Capital Management LLC.
******	Based on a Schedule 13G/A filed with the SEC on February 11, 2011 by Lazard Asset Management LLC.

INFORMATION CONCERNING THE FUNDS’ INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Each Fund’s financial statements for its last-completed fiscal year were audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm. In addition, PwC prepares each Fund’s federal and state annual income tax returns and provides certain non-audit services. Each Audit Committee has selected PwC as the Fund’s independent registered public accounting firm and such selection has been ratified by each Fund’s Board. PwC has served as the independent registered public accounting firm to each Fund for the fiscal years ended December 31, 2009 and December 31, 2010. PwC has informed each Fund that it has no material direct or indirect financial interest in the Fund.

Representatives of PwC are not expected to be present at the Annual Meetings, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

The aggregate fees billed by PwC for professional services rendered to each Fund for the audit of its annual financial statements for the fiscal years ended December 31, 2010 and December 31, 2009 were $27,184 and $27,184. Audit fees include amounts related to the audit of each Fund’s financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

There were no audit-related fees billed by PwC for services rendered to FGF and FGI that were reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, for the fiscal year ended December 31, 2010 or for the fiscal year ended December 31, 2009.

There were no audit-related fees that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X for the Funds’ fiscal years ended December 31, 2010 and December 31, 2009 There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Tax Fees

The aggregate tax fees billed by PwC to each Fund for services rendered for the fiscal years ended December 31, 2010 and December 31, 2009 were $13,900 and $13,900. Tax fees principally include fees for tax compliance, tax advice, tax planning and preparation of tax returns.

There were no tax fees that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X for the Funds’ fiscal years ended December 31, 2010 and December 31, 2009. There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

All Other Fees

For the Funds’ fiscal years ended December 31, 2010 and December 31, 2009, there were no fees billed by PwC for other services provided to any Fund.

There were no fees within this category that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X for the Funds’ fiscal years ended December 31, 2010 and December 31, 2009. There were no fees within this category required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Each Fund’s Audit Committee pre-approves all audit services provided by PwC for the Fund and all non-audit services provided by PwC for the Fund, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provide ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The Audit Committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full Audit Committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the Funds’ audit committee charter.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by PwC for services rendered to each Fund, its Fund’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates that provide ongoing services to the Fund for the fiscal years ended December 31, 2010 and December 31, 2009 were $13,900 and $116,825, respectively. No Fund’s Audit Committee was required to consider whether the provision of non-audit services that were rendered to the Fund’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and Adviser Affiliates that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, was compatible with maintaining PwC’s independence.

ADDITIONAL INFORMATION REGARDING THE SOLICITATION

Your vote is being solicited by each of the Boards. The solicitation of proxies will be made primarily by mail, but solicitations may also be made by telephone or in person by regular employees of SunAmerica who will not receive any compensation from the Funds. All costs of a Fund’s solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material and (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s Shares will be borne by such Fund. The Funds have engaged Okapi Partners LLC, 437 Madison Avenue, 28th Floor, New York, New York 10022, to assist in the solicitation of proxies and tabulation for a fee of $22,500 plus expenses for FGF and $17,500 plus expenses for FGI.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act, and Section 30(h) of the 1940 Act, as applied to the Funds, require each Fund’s officers, Directors, SunAmerica, affiliates of SunAmerica and persons who beneficially own more than 10% of the Fund’s outstanding securities (“Reporting Persons”), to electronically file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended December 31, 2010, the Reporting Persons complied with all applicable filing requirements.

SHAREHOLDER PROPOSALS

Each Fund has an annual meeting of shareholders. Shareholders of a Fund who wish to submit proposals for the nomination of individuals for election to the Board and other business to be considered at such Fund’s next annual meeting of shareholders should send such proposals to the Secretary of the Fund at SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. In order to be considered at the next annual meeting, shareholder proposals must be received by a Fund no later than December 15, 2011. All nominations and proposals must be in writing.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in a Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws and must be submitted in accordance with each Fund’s Bylaws.

SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Shareholders wishing to communicate with members of each Board may submit a written communication directed to each Board c/o the Secretary of each Fund at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

OTHER BUSINESS

The Board of each Fund knows of no business that will be presented for consideration at the Annual Meetings other than as set forth above. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their discretion.

By Order of Each Fund’s Board,

/s/ Gregory N. Bressler _________________________________
Gregory N. Bressler Secretary SunAmerica Focused Alpha Growth Fund, Inc. SunAmerica Focused Alpha Large-Cap Fund, Inc.

April 12, 2011

EXHIBIT INDEX

Exhibit A—State of Organization, Fiscal Year End and Shares Outstanding as of Record Date	A-1

Exhibit B—Schedule of Board and Committee Meetings	B-1

Exhibit A

STATE OF ORGANIZATION, FISCAL YEAR END AND

SHARES OUTSTANDING AS OF RECORD DATE

Fund Name	Fiscal Year End	State of Organization	Shares Outstanding as of Record Date
SunAmerica Focused Alpha Growth Fund, Inc.	12/31	Maryland	14,248,664
SunAmerica Focused Alpha Large-Cap Fund, Inc.	12/31	Maryland	7,241,426

A-1

Exhibit B

SCHEDULE OF BOARD AND COMMITTEE MEETINGS

Fund	Number of Meetings Over the Fund’s Fiscal Year*
SunAmerica Focused Alpha Growth Fund, Inc.

Board	10
Audit	5
Nomination and Compensation	3
Ethics	2
Governance	2

SunAmerica Focused Alpha Large-Cap Fund, Inc.

Board	10
Audit	5
Nomination and Compensation	3
Ethics	2
Governance	2

*	The fiscal year end for each Fund is December 31.

B-1

SunAmerica Focused Alpha Growth Fund, Inc.

Annual Meeting of Shareholders – May 19, 2011

This proxy is solicited on behalf of the Board of Directors

The undersigned shareholder of the SunAmerica Focused Alpha Growth Fund, Inc. (the “Fund”) hereby appoints Kathleen Fuentes, John E. McLean and Joseph Duronio or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on May 19, 2011 at 9:30 a.m., Eastern time, at the offices of the Fund, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse hereof. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the listed nominees for director and “AGAINST” Proposal 2B. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy and return it promptly in the enclosed envelope.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE LOWER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

The Board of Directors recommends a vote FOR the listed nominees, and AGAINST proposal 2B.

1.	Election of Class III directors:

01 – Richard W. Grant	02 – Stephen J. Gutman	03 – Peter A. Harbeck

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD from all nominees	☐	For all EXCEPT – To withhold a vote for one nominee, mark the box to the left and the corresponding numbered box(es) to the right.	01 ☐	02 ☐	03 ☐

2B.	Shareholder proposal requesting that all advisory and management agreements between SunAmerica Focused Alpha Growth Fund, Inc. and SunAmerica Asset Management Corp. be terminated as soon as possible.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below

Date	, 2011

Signature

Signature, if held jointly

Title or Authority

Please sign exactly as name(s) appears hereon. If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: “ABC Corp., John Doe, Treasurer”.

SunAmerica Focused Alpha Large-Cap Fund, Inc.

Annual Meeting of Shareholders – May 19, 2011

This proxy is solicited on behalf of the Board of Directors

The undersigned shareholder of the SunAmerica Focused Alpha Large-Cap Fund, Inc. (the “Fund”) hereby appoints Kathleen Fuentes, John E. McLean and Joseph Duronio or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on May 19, 2011 at 10:00 a.m., Eastern time, at the offices of the Fund, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse hereof. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the listed nominees for director and “AGAINST” Proposal 2A. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy and return it promptly in the enclosed envelope.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE LOWER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

The Board of Directors recommends a vote FOR the listed nominees, and AGAINST proposal 2A.

1.	Election of Class III directors:

01 – Richard W. Grant	02 – Stephen J. Gutman	03 – Peter A. Harbeck

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD from all nominees	☐	For all EXCEPT – To withhold a vote for one nominee, mark the box to the left and the corresponding numbered box(es) to the right.	01 ☐	02 ☐	03 ☐

2A.	Shareholder proposal requesting that all advisory and management agreements between SunAmerica Focused Alpha Large-Cap Fund, Inc. and SunAmerica Asset Management Corp. be terminated as soon as possible.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below

Date	, 2011

Signature

Signature, if held jointly

Title or Authority

Please sign exactly as name(s) appears hereon. If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: “ABC Corp., John Doe, Treasurer”.